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            SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                  INVESTING IN
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
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       SUPPLEMENT DATED JULY 10, 1998 TO THE PROSPECTUS DATED MAY 6, 1998



Delete the section entitled "Changes in Life Insurance Benefit Option" under the section entitled "New York" on page B-2 of Appendix B and replace with the following:

Changing Your Life Insurance Benefit Option - You may make only one change to your Life Insurance Benefit Option each Policy Year. If your Policy is issued with the Supplementary Term Rider, you may change your Life Insurance Benefit to Option 2 if the rider ends or is terminated. However, you must meet the requirements described on page 13 for selecting this option.

The following sentence should be added to the section entitled "New York" on page B-2 of Appendix B:

* Maximum Transfer from the Fixed Account - The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 25% of the amount in the Fixed Account at the beginning of the Policy Year.

Delete references to the heading "Changes in Life Insurance Benefit Option" on pages B-2 through B-3 and replace with "Changing Your Life Insurance Benefit Option".